INCOME TAXES (Details 1) - USD ($)	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets:
Net operating loss carry forwards	$ 769,031	$ 537,032
Total deferred tax asset	769,031	537,032
Valuation allowance	(769,031)	(537,032)
Net deferred tax assets	$ 0	$ 0